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                                                                    EXHIBIT 10.4

                  TERMINATION AND SURRENDER OF LEASE AGREEMENT

AGREEMENT made as of the 17th day of July 2003, between Bay West Design Center, LLC (hereinafter referred to as "Lessor"), and EpicEdge, Inc. (hereinafter referred to as "Lessee").

                                   WITNESSETH

         WHEREAS the Lessor by original Lease commencing June 1, 2000 (hereinafter referred to as "Lease") leased to the Lessee for a term ending May 31, 2005 the premises described as Seattle Design Center, 5701 Sixth Avenue South, Suite 600, Seattle, WA 98108, consisting of approximately 8,725 square feet, more particularly described in said Lease (the "Premises"), and

         WHEREAS the Lessee desires to surrender the Premises and the Lessor is willing to accept such surrender on the terms and conditions hereinafter set forth;

         NOW, THEREFORE, the parties agree as follows, that upon execution of this agreement, Lessee shall pay to the Lessor a termination fee of $45,094.25. The payment shall be as follows: Lessor shall retain security deposit of Fifteen Thousand Ninety Four and 25/100 Dollars ($15 ,094.25) as well as Thirty Thousand Dollars ($30,000.00) additional deposit held by Lessor.

         IT IS HEREBY AGREED that the Lessee will surrender possession of the Premises no later than August 7, 2003 to the Lessor, to the intent and purposes that the said terms and all obligation under said Lease shall be wholly extinguished, Lessee thereupon shall give, grant and surrender unto the Lessor, it successors and assigns the above-described Premises and all its right, title and interest therein;

         AND the Lessor hereby accepts the surrender of the said Premises with the following conditions:

Lessee shall ensure that:

      o all electrical work, including but not limited to, disconnection of power for all modular furniture systems must be performed by a building approved electrical contractor. All electrical wiring shall be properly terminated and excess wiring shall be removed from the Premise;

      o all installed cabinetry in work area and kitchen shall remain in the Premises;

      o  all lighting systems, fixtures and bulbs shall remain in the Premises;

      o  carpet shall be cleaned and/or spot cleaned upon move-out;

      o all tenant fixtures and personal property shall be removed in its entirety. All garbage shall be removed upon move-out;

      o  dishwasher and refrigerator shall remain in the space upon move-out;


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      o  all equipment in the server/computer room shall be removed in its entirety. All cabling from the servers to workstation and offices shall be removed. Door for interior server room shall be re-installed;

      o  phone board and connections shall remain as part of the Premises;

      o  premises are cleaned and vacuumed upon move-out;

      o  deliver all keys to Lessor.

         Lessee shall have no obligation to restore the Premises other than as stated above and Lessor shall assume all responsibility, if any, for restoration required under its Lease with Lessee.

         AND the parties hereto mutually release one another from any and all obligations under said Leases. This termination shall be effective as of midnight August 7, 2003. Both parties hereby agree that no Broker was involved in this termination or its negotiation.

LESSOR:                                         LESSEE:

Bay West Design Center, LLC,                    EpicEdge, Inc
a Delaware limited liability company

By: /s/ Tim Treadway                            By: /s/ Robert A. Jensen
   ---------------------------------               -----------------------------
Tim Treadway, CEO                               Robert A. Jensen, COO & CFO



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                                  LESSOR NOTARY

STATE OF WASHINGTON               )
                                  ) ss.
COUNTY OF KING                    )

         I certify that I know or have satisfactory evidence that TIMOTHY TREADWAY is the person who appeared before me, and said person acknowledged that he signed this instrument, on oath stated that he was authorized to execute the instrument and acknowledged it as the CEO of BAY WEST DESIGN CENTER, LLC, a Delaware limited liability company, to be the free and voluntary act of such corporation and limited liability company for the uses and purposes mentioned in the instrument.

         DATED: 7/21/03
               -------------

                                       /s/ Deborah M. Fox
                                       -----------------------------------------
                                       (Signature)

                                       Deborah M. Fox
                                       -----------------------------------------
                                       (Please print name legibly)

                                       NOTARY PUBLIC in and for the State of
                                       Washington, residing at 2 Henry Adams St.
                                       SF 94103

                                       My commission expires 1/5/05
                                                             -------------------

                           LESSEE NOTARY (CORPORATION)

STATE OF Texas                    )
              --------------------
                                  ) ss.
COUNTY OF Travis                  )
                ------------------

         I certify that I know or have satisfactory evidence that ROBERT A. JENSEN is the person who appeared before me, and said person acknowledged that HE signed this instrument as the COO & CFO of EPICEDGE, INC., a Texas corporation, and on oath acknowledged it to be the free and voluntary act of such corporation for the uses and purposes mentioned in the instrument, and on oath stated that HE was authorized to execute this instrument on behalf of such corporation.

         DATED: 7/17/03
               -------------
                                       /s/ Heather A. Crouch
                                       -----------------------------------------
                                       (Signature)

                                       Heather A. Crouch
                                       -----------------------------------------
                                       (Please print name legibly)

                                       NOTARY PUBLIC in and for the State of
                                       Texas, residing at 5721 Lomita Verde,
                                       Austin, TX 78749
                                       -----------------------------------------
                                       My commission expires 5/15/04
                                                             -------------------